SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K-A2


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               October 14, 2003
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            RASER TECHNOLOGIES, INC.
                            ------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                  0-30657                 87-0638510
          ----                  -------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                      5152 North Edgewood Drive, Suite 375
                               Provo, Utah 84604
                               -----------------
                   (Address of Principal Executive Offices)

                                (801) 765-1200
                                --------------
                         Registrant's Telephone Number

                           Wasatch Web Advisors, Inc.
                              941 East 3665 South
                           Salt Lake City, Utah 84106
                           --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

                    Raser Technologies, LLC

               (i)  Financial Statements for the period ended June 30, 2003*

                 Balance Sheet as of June 30, 2003 (unaudited) and
                    December 31, 2002

                    Statement of Operations for the six months ended June 30, 2003 (unaudited) and from October 28, 2002 (date of inception) to December 31, 2002

                    Statement of Members' Deficit from October 28, 2002 (date of inception) to December 31, 2002, and the six months ended June 30, 2003

                    Statement of Cash Flows for the six months ended June 30, 2003 (unaudited) and from October 28, 2002 (date of inception) to December 31, 2002

                    Notes to Financial Statements

                    * See the caption "Financial Statements of Raser," Item 2 of the 8-K/A-1 Current Report.

               (ii) Financial Statements for the period ended September 30,
                    2003

                 Balance Sheet as of September 30, 2003 (unaudited) and
                    December 31, 2002

                    Statement of Operations for the nine months ended September 30, 2003 (unaudited) and from October 28, 2002 (date of inception) to December 31, 2002

                    Statement of Stockholders' Equity/Members' Deficit from October 28, 2002 (date of inception) to December 31, 2002, and the nine months ended September 30, 2003

                    Statement of Cash Flows for the nine months ended September 30, 2003 (unaudited) and from October 28, 2002 (date of inception) to December 31, 2002

                    Notes to Financial Statements

RASER TECHNOLOGIES, LLC
(A Development Stage Company)
Financial Statements
December 31, 2002

                                                  INDEPENDENT AUDITORS' REPORT


To the Members of
Raser Technologies, LLC


We have audited the accompanying balance sheet of Raser Technologies, LLC (a development stage company), as of December 31, 2002 and the related statements of operations and members' deficit, and cash flows for the period from October 28, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Raser Technologies, LLC (a development stage company), as of December 31, 2002 and the results of their operations and their cash flows for the period from October 28, 2002 (date of inception) to December 31, 2002, in conformity with generally accepted accounting principles of the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's revenue generating activities are not in place and the Company has incurred a loss. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


TANNER + CO.

Salt Lake City, Utah
July 10, 2003, except for Note 5, which is dated December 17, 2003

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                                 Balance Sheet

------------------------------------------------------------------------------
                                                   September 30,  December 31,
                                                        2003        2002
                                                     (Unaudited)
     Assets

Current Assets:
  Cash                                                $  67,992    $  5,265
                                                      ---------    --------
  Equipment, net                                          6,048           -
  Patents                                                22,831      17,272
  Other assets                                            8,403           -
                                                      ---------    --------
             Total assets                             $ 105,274    $ 22,537
                                                      =========    ========
     Liabilities

Accounts payable                                      $  48,412    $      -
Accrued liabilities                                       2,291      27,313
Related party short term note payable                    10,000           -
                                                      ---------    --------
             Total liabilities                           60,703      27,313
                                                      ---------    --------
     Stockholders equity/members' deficit:

Series A Convertible Preferred Stock, non-voting,
non-cumulative, $.001 par value, 2,000,000 shares
authorized ; 325,000 outstanding, (liquidation
preference of $325,000                                      325           -
Common stock, $.001 par value, 100,000,000
shares authorized 36,540,000 outstanding                 36,540           -
Additional paid in capital                              548,266           -
Members' deficit                                              -      (4,776)
Accumulated deficit                                    (540,560)          -
                                                       --------    --------
             Total stockholders equity/members' deficit  44,571      (4,776)
                                                       --------    --------
             Total liabilities and stockholders'
             equity/members' deficit                   $105,274    $ 22,537
                                                       ========    ========

See accompanying notes to financial statements.                            F-1

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                       Statement of Operations

------------------------------------------------------------------------------
                                                                  October 28,
                                                    Nine Months  2002 (Date of
                                                       Ended     Inception) to
                                               September 30, 2003 December 31,
                                                    (Unaudited)      2002

Revenue                                             $         -   $         -

Operating expenses:
   General and administrative                           543,232       115,637
   Research and development                              85,866       232,563
                                                    -----------    ----------
             Total operating expenses                   629,098       348,200

Interest expense                                        272,592             -
                                                    -----------    ----------
             Loss before income taxes                  (901,690)     (348,200)

Income tax benefit                                            -             -
                                                    -----------    ----------
             Net loss                               $  (901,690)   $ (348,200)


See accompanying notes to financial statements.                            F-2

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                            Statement of Stockholders' Equity/Members' Deficit

                                       October 28, 2002 (Date of Inception) to
                    December 31, 2002 and Nine Months Ended September 30, 2003
------------------------------------------------------------------------------
                                    Series A                        Additional
                                Preferred Stock  Common Stock        Paid in
                                Shares   Amount Shares   Amount      Capital
Balance, October 28, 2002          -   $  -            - $     -  $       -

Equity interests issued for:
  Cash                             -      -            -       -          -
  Accounts payable and liabilities -      -            -       -          -
  Services                         -      -            -       -          -

  Warrants issued for patent costs -      -            -       -          -

Net loss                           -      -            -       -          -
                             -------   ----   ---------- -------  ---------
Balance, December 31, 2002         -   $  -            - $     -  $       -

Equity interests issued for cash:
  Cash (unaudited)                 -      -            -       -          -
  Warrants issued for patent costs
  (unaudited)                      -      -            -       -          -

Net loss through date of
incorporation(unaudited)           -      -            -       -          -

Common stock issued for
restructure of equity interests
due to change in Company's
equity status (unaudited)          -      -   36,000,000  36,000   (315,869)

Series A preferred stock
issued for:
  Cash (unaudited)           325,000    325            -       -    324,675

Common stock issued for
conversion of debt primarily
due from related parties
(unaudited)                        -      -      540,000     540    539,460

Net loss from date of
incorporation (July 18, 2003)
through September 30, 2003
(unaudited)                        -      -            -       -          -
                             -------   ----  ----------- -------   --------
Balance at September 30,
2003 (unaudited)             325,000   $325   36,540,000 $36,540   $548,266
                             =======   ====  =========== =======   ========
[CONTINUED]


                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                            Statement of Stockholders' Equity/Members' Deficit
                                       October 28, 2002 (Date of Inception) to
                    December 31, 2002 and Nine Months Ended September 30, 2003
------------------------------------------------------------------------------
                                          Contributed  Accumulated
                                             Capital      Deficit     Total
Balance, October 28, 2002                 $         -  $        - $         -

Equity interests issued for:
  Cash                                         14,634           -      14,634
  Accounts payable and liabilities            232,143           -     232,143
  Services                                     94,147           -      94,147
  Warrants issued for patent costs              2,500           -       2,500

Net loss                                     (348,200)          -    (348,200)
                                           ----------  ----------  ----------
Balance, December 31, 2002                 $   (4,776) $        - $   (4,776)

Equity interests issued for cash:
  Cash (unaudited)                             81,337           -      81,337
  Warrants issued for patent costs
  (unaudited)                                   4,700           -       4,700

Net loss through date of incorporation
(July 18, 2003)(unaudited)                   (361,130)          -    (361,130)

Common stock issued for
restructure of equity interests
due to change in Company's
equity status (unaudited)                     279,869           -           -

Series A preferred stock
issued for:
  Cash (unaudited)                                  -           -     325,000

Common stock issued for
conversion of debt primarily
due from related parties
(unaudited)                                         -           -     540,000

Net loss from date of
incorporation (July 18, 2003)
through September 30, 2003
(unaudited)                                         -    (540,560)   (540,560)
                                           ----------  ----------  ----------
Balance, September 30, 2003 (unaudited)    $        -  $ (540,560) $   44,571
                                           ==========  ==========  ==========

See accompanying notes to financial statements.                            F-3

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                       Statement of Cash Flows
------------------------------------------------------------------------------
                                                                  October 28,
                                                    Nine Months  2002 (Date of
                                                       Ended     Inception) to
                                               September 30, 2003 December 31,
                                                    (Unaudited)      2002

Cash flows from operating activities:
   Net loss                                         $(901,690)    $(348,200)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Research and development expenses incurred
         through assumption of liabilities                          232,143
       Membership interests issued for services                      94,147
       Beneficial conversion feature on conversion
         related party notes payable                  270,000
       Increase in other assets                        (8,403)
       Increase in account payable                     48,412
       (Decrease) increase in accrued liabilities     (25,022)       12,541
                                                    ---------     ---------
           Net cash used in operating activities     (616,703)       (9,369)
                                                    ---------     ---------

Cash flows from investing activities:
   Increase in patents                                   (859)            -
   Purchase of property and equipment                  (6,048)            -
                                                    ---------     ---------
           Net cash used in investing activities       (6,907)            -

Cash flows from financing activities:
   Proceeds from related party note payable           280,000             -
   Proceeds from sale of Series A preferred stock    (384,330)            -
   Proceeds from member contributions                 429,537        14,634
                                                    ---------     ---------
           Net cash provided by financing activities  325,207        14,634
                                                    ---------     ---------
           Net increase in cash and cash equivalents (298,403)        5,265

Cash and cash equivalents at beginning of period        5,265             -
                                                    ---------     ---------
Cash and cash equivalents at end of period          $(293,138)    $   5,265
                                                    =========     =========

See accompanying notes to financial statements.                            F-4

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements
------------------------------------------------------------------------------
1.   Organization and Summary of Significant Accounting Policies

Organization
Raser Technologies, LLC (Raser) was organized as a Utah limited liability company on October 28, 2002 (date of inception). The LLC has a finite life expiring December 31, 2025.

The Company is engaged in the development and marketing of proprietary resonant motor technology; however, the Company has not commenced planned principal operations and has not recognized any revenues related to such planned operations. Accordingly, the Company is considered a development stage company as defined in SFAS No. 7.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less to be cash equivalents.

Income Taxes
The Company, with the consent of its members, has elected under the Internal Revenue Code to be subject to the income pass-through rules associated with a limited liability corporation. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the members are responsible for individual income taxes on their respective shares (unless otherwise agreed) of the Company's taxable income.

Concentration of Credit Risk
The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Patents
Costs to obtain patents are capitalized pending issuance of the patent. If a patent is obtained, the costs are amortized over the estimated life of the patents or expensed if the patent is not issued.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies (Continued)

Patents-continued
The Company assesses recoverability of it patents by determining whether the amortization of the balance over its remaining life can be recovered through undiscounted future operating cash flows. The amount of impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate which reflects the Company's average cost of funds.

At December 31, 2002, the Company had capitalized costs directly related to the application for patents in the amount of $17,272. These costs are currently not being amortized as the patent is pending. Pending issuance of the patent, these costs will be amortized over the life of the patent or expensed if the application is not approved.

Unaudited Information
In the opinion of management, the accompanying unaudited financial statements for the nine months ended September 30, 2003 contain all adjustments (consisting only of normal recurring items) necessary to present fairly the results of operations and cash flows for the nine month period ended September 30, 2003. Results for the interim periods do not necessarily indicate results which may be expected for any other interim or annual period. The unaudited financial statements for the nine months ended September 30, 2003 include the combined operations of Raser Technologies, LLC and its successor, Raser Technologies, Inc. (See Note 5).

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------

2.   Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage company and has not had revenues from operations. These conditions raise substantial doubt about the ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company's ability to continue as a going concern is subject to obtaining necessary funding from outside sources. The Company intends to raise funds through the sale of equity and debt securities. There can be no assurance the Company will be successful in such efforts. In April 2003, the Company sold $270,000 of 6% convertible notes to related parties. The notes become convertible upon the Company completing a merger or acquisition with a publicly held corporation. The notes are convertible at the estimated fair market value for each dollar in principal and accrued interest outstanding at the date of conversion.

3.   Supplemental Cash Flow Information

No Cash was paid for interest or income taxes during the period from October 28, 2002 (date of inception) to December 31, 2002.

The Company issued a warrant to purchase 1% of the membership interest of the Company in exchange for the right to defer legal cost incurred in relation to the Company's development of its technology. The warrant was valued at $7,500 and is being capitalized over the deferral period as patent costs. The Company capitalized patent costs of $2,500 for the period ended December 31, 2002 and $4,700 (unaudited) for the six months ended June 30, 2003.

The Company recorded accrued liabilities and patents of $14,772 for legal fees associated with the patents that were accrued at December 31,2002.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
3.   Supplemental Cash Flow Information-continued

During the period ended December 31, 2002, the Company recorded research and development expense of $232,143 for liabilities assumed related to the research and development of the resonant motor technology. Such liabilities assumed were payable to the current chief executive officer, an entity controlled by the chief executive officer, the chief financial officer, and an unrelated entity, and were paid through the issuance of membership interests.

During the period ended December 31, 2002, the Company exchanged ownership interests to acquire the services of new members of management. These services have been valued at $94,147 and were recorded as general and administrative expenses.

4.     Recent Accounting Pronouncements

In April 2002, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This statement requires the classification of gains or losses from the extinguishments of debt to meet the criteria of Accounting Principles Board Opinion No. 30 before they can be classified as extraordinary in the income statement. As a result, companies that use debt extinguishment as part of their risk management cannot classify the gain or loss from that extinguishment as extraordinary. The statement also requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The Company does not expect Adoption of SFAS No. 145 did have a material impact on financial position or future operations.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This standard, which is effective for exit or disposal activities initiated after December 31, 2002, provides new guidance on the recognition, measurement and reporting of costs associated with these activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date the company commits to an exit or disposal plan. The adoption of SFAS No. 146 by the Company is not expected to have a material impact on the Company's financial position or future operations.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
4.    Recent Accounting Pronouncements-continued

In November 2002, the FASB issued FASB Interpretation No. ("FIN") 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." The disclosure requirements of FIN 45 were effective for financial statements of interim or annual periods ending after December 15, 2002 and did not have a material impact on the Company's consolidated financial statements.

In November 2002, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." EITF Issue No. 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF Issue No. 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this consensus is not expected to have a material impact on the Company's consolidated financial statements.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of FASB Statement No. 123," which is effective for all fiscal years ending after December 15, 2002. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation under SFAS No. 123 from the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25. SFAS 128 also changes the disclosure requirements of SFAS 123, requiring a more prominent disclosure of the pro-forma effect of the fair value based method of accounting for stock-based compensation. The adoption of SFAS No. 148 by the Company did not have a material impact on the Company's financial position or future operations.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
4.     Recent Accounting Pronouncements (Continued)

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, Consolidation of Variable Interest Ethics (FIN No. 46), which addresses consolidation by business enterprises of variable interest entities. FIN No. 46 clarifies the application of Accounting Research Bulletin No. 51, Financial statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The Company does not expect to identify any variable interest entities that must be consolidated. In the event a variable interest entity is identified, the Company does not expect the requirements of FIN No. 46 to have a material impact on its financial condition or results of operations.

In January 2003, the FASB issued FIN 46, "Consolidation of Variable Interest Entities." FIN 46 requires the Company to consolidate a variable interest entity if it is subjected to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns, or both. The Company does not currently have any interests in variable interest entities and, accordingly does not expect the adoption of FIN 46 to have a material impact on the consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures in its balance sheet certain financial instruments with characteristics of both liabilities and equity. It is effective for such financial instruments entered into after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company does not believe the adoption of SFAS No. 150 will have a material effect on its financial statements.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
5.     Subsequent Events

On April 25, 2003, the members of the company's Management Committee authorized the issuance of 90-day convertible notes bearing interest at 6% per annum, to fund the continued operations of the Company. The notes become convertible upon the Company completing a merger or acquisition with a publicly held corporation. The notes are convertible at a rate of 50% of the estimated fair market value of the stock for each dollar in principal and
accrued interest outstanding at the date of conversion.   As of the date of
this report, approximately $270,000 had been acquired through the issuance of these notes. Holders of these notes were primarily related parties. The notes are convertible at the company's option upon merger with a public entity. Conversion has been approved by the company and will be executed upon completion of a successful merger.

On July 18, 2003, the Company merged into a corporation effectively changing its LLC organizational status to that of a corporation. Each one percent membership interest in the Company was converted into 360,000 shares of the new corporation resulting in an issuance of 36,000,000 shares of common stock. The Company effectively changed its name from Raser Technologies, LLC to Raser Technologies, Inc.

On July 18, the Company authorized the conversion of $270,000 of related party debt at $.50 per share into 540,000 shares of the Company's common stock. Because the conversion price was equal to approximately 50% of fair market value of the stock, the Company recognized additional interest expense of $270,000 for the beneficial conversion feature.

On August 19, 2003 the Company entered into a non-cancelable operating lease for its business facility. The operating lease obligates the Company at approximately $55,000 per year through August 2005.
                                                                          F-11

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
5.     Subsequent Events-continued

From August 29, 2003 through September 30, 2003, the Company sold 325,000 shares of Series A Convertible Preferred Stock in exchange for proceeds of $325,000. The Company has authorized 2,000,000 shares of Series A Preferred Stock with a par value of $.001 per share. Series A shares are non-voting and non-cumulative, have a liquidation preference of $1 per share and have a 12% dividend based on the $1.00 per share liquidation preference when dividends are declared. The shares plus any unpaid dividends are convertible at 50% of the five day average closing bid price of the Company's common stock.

Effective as of October 14, 2003, Wasatch Web Advisors, Inc., ("Wasatch") a publicly held company, and Raser Technologies, Inc., a Utah corporation ("Raser") executed an Agreement and Plan of Reorganization, whereby Wasatch agreed to acquire (i) 100% of the issued and outstanding shares of common stock of Raser in exchange for 42,457,286 post-split shares of the Wasatch's common stock, or approximately 95% of its post-Reorganization Agreement outstanding common stock; and (ii) 100% of the issued and outstanding preferred stock of Raser in exchange for 300,000 shares of the Wasatch's preferred stock. Raser is considered the acquirer for accounting purposes and therefore this merger is accounted for as a reverse acquisition.
Corresponding to the merger, Wasatch changed its name to Raser Technologies, Inc., and Raser, now as a wholly owned subsidiary of Raser Technologies, Inc. (formerly Wasatch), changed its name to Raser Technologies Operating Company.

                                                                          F-12
PAGE>

          (b)  Pro Forma Financial Information.

               Because the transaction will be accounted for as a reverse merger and due to the limited operations of Wasatch Web Advisors, pro forma results have not been presented.

          (c) Exhibits.

          2.1     Agreement and Plan of Reorganization (1)

                         Exhibit A & A-1  Raser Stockholders

                         Exhibit B        Wasatch Web Financial Statements for
                                          the years ended December 31, 2002
                                          and 2001 (2)

                         Exhibit B-1      Wasatch Web Financial Statements for
                                          the period ended June 30, 2003 (3)

                         Exhibit C        Exceptions to Wasatch Web Financial
                                          Statements

                         Exhibit D        Raser Technologies, LLC Financial
                                          Statements for the period from
                                          inception (October 28, 2002) to
                                          December 31, 2002 (4)

                         Exhibit D-1      Raser Technologies, LLC Audited
                                          Balance Sheet and Income Statement
                                          for the year ended December 31, 2002
                                          and for the period ended June 30,
                                          2003 (Unaudited) (4)

                         Exhibit E        Exceptions to Raser Financial
                                          Statements

                         Exhibit F        Investment Letter

                         Exhibit G        Wasatch Web Compliance Certificate

                         Exhibit H        Raser Compliance Certificate

          3.1            Articles of Amendment filed September 8, 2003 (1)

          3.2            Articles of Amendment filed October 14, 2003 (1)

         99.1            Letter to Stockholders (1)

         99.2            Press Release dated October 14, 2003 (1)

     (1) This document and any exhibits thereto were filed as exhibits to the Company's Current Report on Form 8-K, dated October 14, 2003, which was filed with the Securities and Exchange Commission on the same date, and are incorporated herein by reference.

     (2) Incorporated by reference from the Annual Report on Form 10-KSB for the calendar year ended December 31, 2002.

     (3) Incorporated by reference from the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003.

     (4) See Item 7 of the Current Report 8-K/A-1.

     Incorporated by Reference.
     --------------------------

     Annual Report on Form 10-KSB for the calendar year ended December 31, 2002, filed with the Securities and Exchange Commission on March 31, 2003.

     Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003, filed with the Securities and Exchange Commission on May 14, 2003.

     Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003, filed with the Securities and Exchange Commission on July 30, 2003.

     Definitive Information Statement filed with the Securities and Exchange Commission on August 25, 2003.

     Current Report on Form 8-K, dated October 14, 2003, filed with the Securities and Exchange Commission on October 14, 2003.

Item 9.   Regulation FD Disclosure.
          -------------------------

     See Exhibit 99.1, Press Release dated October 14, 2003, a copy of which was attached to Form 8-K/A-1 Current Report and incorporated herein by reference.

                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RASER TECHNOLOGIES, INC.


Date: 12-29-03                           /s/ Kraig T. Higginson
      --------                          -----------------------
                                        Kraig T. Higginson
                                        Director and President